UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 25, 2007
                                                          --------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                            001-31566              42-1547151
------------------------------    ----------------------      ----------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                     07306-4599
------------------------------------------                     ----------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Item 5.02  Departure  of  Directors  or  Certain  Officers;  Election  of
                ----------------------------------------------------------------
                Directors; Appointment of Certain Officers; Compensatory
                --------------------------------------------------------
                Arrangements of Certain Officers.
                ---------------------------------

     Provident Financial Services, Inc. (the "Company") reported by a news release dated April 26, 2007 that Thomas E. Sheenan, whose term expires in 2009, retired from the Company's Board of Directors in accordance with the Company's retirement policy for directors. Mr. Sheenan has been appointed as Director Emeritus of The Provident Bank, the Company's wholly owned subsidiary. A copy of the news release, which also reports on the results of the Company's Annual Meeting of Stockholders held on April 25, 2007 is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

     Item 7.01 Regulation FD Disclosure
               ------------------------

     The Company issued a news release reporting on the results of its Annual Meeting of Stockholders held on April 25, 2007. A copy of the news release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

     Item 9.01. Financial Statements and Exhibits
                ---------------------------------


          (a) Financial Statements of Business Acquired. Not applicable.

          (b) Pro Forma Financial Information. Not applicable.

          (c) Shell Company Transactions. Not applicable.

          (d) Exhibits.

          Exhibit No.               Description
          -----------               -----------

               99.1 News release dated April 26, 2007 reporting on the results of the Company's Annual Meeting of Stockholders and the retirement of one director.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                       PROVIDENT FINANCIAL SERVICES, INC.



DATE:  April 26, 2007          By: /s/ Paul M. Pantozzi
                                   --------------------------------------
                                   Paul M. Pantozzi
                                   Chairman and Chief Executive Officer



                                  EXHIBIT INDEX


Exhibit              Description
------               -----------
 99.1                News release dated April 26, 2007 reporting on the results of the Company's Annual Meeting of Stockholders and the retirement of one director.